   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON ____________, 1999.
                                                   REGISTRATION NO. 33-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                        THE CARBIDE/GRAPHITE GROUP, INC.
             (Exact name of Registrant as specified in its charter)

                           ONE GATEWAY CENTER, 19TH FLOOR
        DELAWARE            PITTSBURGH, PENNSYLVANIA                    15222              25-1575609
(State of Incorporation) (Address of principal executive offices)     (Zip Code)        (I.R.S. Employer
                                                                                       Identification No.)

                        THE CARBIDE/GRAPHITE GROUP, INC.
                  1998 STOCK-BASED INCENTIVE COMPENSATION PLAN
                            (Full Title of the Plan)
                                Walter B. Fowler
                        The Carbide/Graphite Group, Inc.
                         One Gateway Center, 19th Floor
                         Pittsburgh, Pennsylvania 15222
                     (name and address of agent for service)

                                 (412) 562-3700
         (Telephone number, including area code, of agent for service)
                        COPIES OF ALL COMMUNICATIONS TO:

                            Roger Mulvihill, Esquire
                             Dechert Price & Rhoads
                              30 Rockefeller Plaza
                            New York, New York 10012
                                 (212) 698-9508

                                              CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------
                                                   Proposed                Proposed
Title of                       Amount              maximum                 maximum                   Amount of
securities                     to be               offering                aggregate                 registration
to be registered               registered(1)       price per share(2)      offering price(2)         fee(3)
--------------------------------------------------------------------------------------------------------------------------
Common Stock
par value $.01 per             450,000 shares      $14.25                  $6,412,500                $1,891.69
share
--------------------------------------------------------------------------------------------------------------------------

(1) This registration statement of The Carbide/Graphite Group, Inc. (the "Registrant") relates to the registration of the offer and sale of up to an aggregate of 450,000 shares of the Registrant's Common Stock, par value $0.01 per share ("Common Stock"), pursuant to The Carbide/Graphite Group, Inc. 1998 Stock-Based Incentive Compensation Plan.
(2) The amounts are based upon the average of the high and low sale prices for the Common Stock as reported on the NASDAQ National Market on May 10, 1999, and are used solely for the purpose of calculating the registration fee in accordance with paragraphs (c) and (h) of Rule 457 under the Securities Act of 1933.
(3) Calculated pursuant to Section 6(b) of the Securities Act of 1933 as follows: Proposed maximum aggregate offering price multiplied by 0.000295.

================================================================================

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

The documents containing information specified in Part I of Form S-8 will be sent or given to employees eligible to participate in The Carbide/Graphite Group, Inc. 1998 Stock-Based Incentive Compensation Plan (the "Plan") as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Those documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents of The Carbide/Graphite Group, Inc. (the "Registrant") and the Plan filed or to be filed with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement as of their respective dates:

         (a) The Registrant's annual report on Form 10-K filed on October 23, 1998 by the Registrant, pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), for the fiscal year ended July 31, 1998;

         (b) All other reports filed by the Registrant pursuant to Section 13(a) or Section 15(d) of the Exchange Act since July 31, 1998;

         (c) A description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A, filed on September 12, 1995 under Section 12(g) of the Exchange Act, including all amendments and reports updating such description; and

         (d) All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered by this Registration Statement have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of the filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document that is incorporated by reference into this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL") permits a corporation, in its certificate of incorporation, to limit or eliminate the liability of a director to the corporation or its stockholders for monetary damages for breaches of fiduciary duty, except for liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) any matter in respect of which such director shall be liable under Section 174 of the DGCL, or
(iv) any transaction from which the director derived an improper personal benefit. The Registrant's Restated Certificate of Incorporation provides that the personal liability of directors of the Registrant is eliminated for each of the acts, omissions, and other matters thus listed by Section 102(b)(7) of the DGCL, including any matters in respect of which any director might be liable under any successor of Section 174 of the DGCL. If the DGCL is amended to authorize further elimination or limitation of liability of directors, then the liability of a director of the Registrant shall be eliminated to the fullest extent permitted by the DGCL.

         Under Section 145 of the DGCL, a corporation has the power to indemnify directors and officers under certain prescribed circumstances and, subject to certain limitations, against certain expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative, to which any of them is a party by reason of his or her being a director or officer of the corporation if it is determined that he or she acted in accordance with the applicable standard of conduct set forth in such statutory provision. Article VII of the Registrant's Restated By-Laws provides that the Registrant, to the full extent permitted, and in the manner required, by the laws of the State of Delaware, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (including any appeal thereof), whether civil, criminal, administrative, regulatory or investigative in nature (other than an action by or in the right of the Registrant), by reason of the fact such person is or was a director or officer of the Registrant, or, if at a time when he or she was a director or officer of the Registrant, is or was serving at the request of, or representing the interests of, the Registrant as a director, officer, partner, trustee, fiduciary, employee or agent (a "Subsidiary Officer") of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Affiliated Entity"), against expenses (including attorneys' fees and disbursements), costs, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in the best interests of the Registrant, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

         With respect to any action, suit or proceeding by or in the right of the Registrant, the Registrant's Restated By-Laws provide that the Registrant, to the full extent permitted, and in the manner required, by the laws of the State of Delaware, shall indemnify any person who was or is made a party to or is threatened to be made a party to any threatened, pending or completed action or suit (including any appeal thereof) by reason of the fact that such person is or was a director or officer of the Registrant, is or was serving at the request of, or to represent the interests of, the Registrant as a Subsidiary Officer of an Affiliated Entity against expenses (including attorneys' fees and disbursements) and costs actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant unless, and only to the extent that, the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses and costs as the Court of Chancery of the State of Delaware or such other court shall deem proper.

         The Registrant maintains directors' and officers' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following exhibits are filed herewith and are incorporated by reference as part of this Registration Statement:

         4.1 Form of Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, No. 33-91002.

         4.2 Form of Restated By-Laws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, No. 33-91002.

         5.1 Opinion of Dechert Price & Rhoads as to the legality of securities being registered.

         23.1     Consent of PricewaterhouseCoopers LLP

         23.2 Consent of Dechert Price & Rhoads (contained in the opinion filed as Exhibit 5.1 to this Registration Statement).

         24.1 Power of Attorney (set forth on the signature page of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

Undertakings required by Item 512(a)
of Regulation S-K
------------------------------------

                  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                     (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

PROVIDED, HOWEVER, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

Undertakings required by Item 512(b)
of Regulation S-K
____________________________________

                  The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Undertakings required by Item 512(h)
of Regulation S-K
____________________________________

                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on May 10, 1999.

                                          THE CARBIDE/GRAPHITE GROUP, INC.



                                          By: /s/ WALTER B. FOWLER
                                             -----------------------------------
                                              Walter B. Fowler
                                              President, Chief Executive Officer
                                              and Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Walter B. Fowler and Stephen D. Weaver, and each of them, as such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date indicated.*

                                        By: /s/ WALTER B. FOWLER
                                           -------------------------------------
                                                Walter B. Fowler
                                                Director
                                        Date:   May 10, 1999

                                        By: /s/ STEPHEN D. WEAVER
                                           -------------------------------------
                                                Stephen D. Weaver
                                                Vice President - Finance
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                        Date:  May 11,1999


                                        By: /s/ JEFFREY T. JONES
                                           -------------------------------------
                                                Jeffrey T. Jones
                                                Controller - Corporate Finance
                                                (Principal Accounting Officer)
                                        Date:   May 11, 1999

                                        By: /s/ JAMES G. BALDWIN
                                           -------------------------------------
                                                James G. Baldwin
                                                Director
                                        Date:   May 11, 1999

                                        By: /s/ JAMES R. BALL
                                           -------------------------------------
                                                James R. Ball
                                                Director
                                        Date:   May 11, 1999

                                        By: /s/ PAUL F. BALSER
                                           -------------------------------------
                                                Paul F. Balser
                                                Director
                                        Date:   May 11, 1999

                                        By: /s/ ROBERT M. HOWE
                                           -------------------------------------
                                                Robert M. Howe
                                                Director
                                        Date:   May 11, 1999

                                        By: /s/ RONALD B. KALICH
                                           -------------------------------------
                                                Ronald B. Kalich
                                                Director
                                        Date:   May 11, 1999

                                        By: /s/ NICHOLAS T. KAISER
                                           -------------------------------------
                                                Nicholas T. Kaiser
                                                Director
                                        Date:   May 11, 1999

                                        By: /s/ C. E. SLATER
                                           -------------------------------------
                                                Charles E. Slater
                                                Director
                                        Date:   May 11, 1999

*Signatures  representing the Registrant's  Chief Executive  Officer,  Principal
Financial  Officer,   Principal  Accounting  Officer,  and  a  majority  of  the
Registrant's Board of Directors

                                  EXHIBIT INDEX



                  4.1 Form of Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit
                                    3.1   to   the   Registrant's   Registration
                                    Statement on Form S-1, No. 33-91002.

                  4.2 Form of Restated By-Laws of the Registrant, incorporated herein by reference to Exhibit
                                    3.2   to   the   Registrant's   Registration
                                    Statement on Form S-1, No. 33-91002.

                  5.1 Opinion of Dechert Price & Rhoads as to the legality of securities being registered.

                  23.1              Consent of PricewaterhouseCoopers LLP

                  23.2 Consent of Dechert Price & Rhoads (contained in the opinion filed as Exhibit 5.1 to this Registration Statement).

                  24.1 Power of Attorney (set forth on signature page of this Registration Statement).